Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

With reference to the accompanying Quarterly Report on Form 10-QSB (the “Report”) of Blackhawk Biofuels, LLC (the “Company”) for the quarterly period ended June 30, 2007, I,  Ronald Mapes, the Chair (principal executive officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   August 14, 2007

/s/ Ronald Mapes
Ronald Mapes
Chair (principal executive officer)